METROPOLITAN SERIES FUND

SUPPLEMENT DATED DECEMBER 20, 2016

TO THE

PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

MET/ARTISAN MID CAP VALUE PORTFOLIO

Effective immediately, Scott Satterwhite no longer serves as a Portfolio Manager of the Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), a series of Metropolitan Series Fund. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

James C. Kieffer and George O. Sertl, Jr., each a Managing Director of Artisan Partners, have co-managed the Portfolio since 2009. Daniel L. Kane has co-managed the Portfolio since 2013. From February 2012 to September 2013, Mr. Kane served as Associate Manager of the Portfolio. As portfolio managers of the Portfolio, Messrs. Kieffer, Sertl and Kane are jointly and primarily responsible for the day-to-day management of the Portfolio.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted in its entirety and replaced with the following:

James C. Kieffer, George O. Sertl, Jr. and Daniel L. Kane co-manage the Portfolio. As portfolio managers of the Portfolio, Messrs. Kieffer, Sertl and Kane are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Kieffer is a Managing Director of Artisan Partners and has been employed by Artisan Partners since 1997. Mr. Sertl is a Managing Director of Artisan Partners and has been employed by Artisan Partners since 2000. Mr. Kane joined Artisan Partners in March 2008 as an analyst working with Messrs. Kieffer and Sertl.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE